Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)                                  Corporate Profile

At December 31, 2004

•                  $12.3 billion financial holding company headquartered in Minnesota is the 44th largest1 bank in the U.S. based on asset size and 33rd largest1 based on market cap

•                  430 bank branches, 258 branches opened since January 1, 1998 - 27th largest2 branch network in the country.  Fourth largest2 bank branch growth (1999 to 2003)

•                  1,141 TCF EXPRESS TELLER® ATMs, 645 off-site

•                  One of the largest Visa® Classic debit card issuers

•                  Annualized return to investor3: 1 year  28.45%, 3 years  13.17%, 5 years  24.13%, 10 years  23.02%

•                  ROA 2.15%;  ROE 27.02%;  ROTE4  32.51%

•                  1.5 million checking accounts

1 Source: Citigate Financial Intelligence;  9/30/2004

2 Source: American Banker;  1/15/2004

3 Source: RBC Capital Markets

4 Excludes the impact of intangible amortization expense (See reconciliation slide in the appendix).

2.)                                  Corporate Profile

At December 31, 2004

•                  Bank branches located in six states: Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.

	At 12/31/04	At 1/1/98
Traditional	182	156
Supermarket	248	61
Total	430	217

Minnesota	101	75
Illinois	197	47
Michigan	60	60
Wisconsin	34	28
Colorado	32	7
Indiana	6	—
Total	430	217

3.)                                  What Makes TCF Different

•                  Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services [open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, debit cards, phone banking, TCF Totally Free OnlineSM banking (802,000 Internet banking accounts), etc.]

•                  De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                  Opening new branches

•                  Starting new businesses

•                  Offering new products and services

4.)                                  What Makes TCF Different

•                  Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•                  Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                  Stock Buy-Back

TCF has purchased 54.2 million shares since 1/1/98 at an average cost of $17.58 per share.

5.)                                  Share Repurchase Program

	1998	1999	2000	2001	2002	2003	2004
	(000s)

Shares Purchased	15,099	8,183	6,488	7,340	6,217	6,919	3,985

Shares outstanding:	171,138	163,888	160,578	153,864	147,712	140,952	137,186

Average purchase price:	$13.97	$12.97	$11.38	$20.17	$23.81	$21.73	$29.14

6.)                                  Share Repurchase Program

•                  Repurchased 3,984,890 shares of common stock during 2004 at an average cost of $29.14 per share

•                  Since 1/1/98,

•                  TCF repurchased 54.2 million shares at an average cost of $17.58 per share

•                  $953.4 million investment

•                  $1.7 billion value at 12/31/04

•                  At 12/31/04, 3.5 million shares remain available to purchase under board authorization

•                  Returned 99% of net income to shareholders thru dividends and share buy backs over last 3 years

7.)                                  Consumer Home Equity Lending +22%*

Loan-to-value	12/00	12/01	12/02	12/03	12/04
	($ millions)

80% or less	$971.7	$1,178.8	$1,488.5	$1,816.7	$2,149.4
Over 80 to 90%	$648.2	$802.1	$1,028.2	$1,370.5	$1,750.5
Over 90 to 100%	$486.5	$396.3	$385.0	$361.4	$449.3
Over 100%	$45.6	$66.6	$53.9	$39.5	$32.8

Total	$2,152	$2,444	$2,956	$3,588	$4,382

Portion of loans >90% of property value is $32.8 million

*                 Annual growth rate (‘04 vs. ‘03)

8.)                                  Consumer Home Equity Loans

At December 31, 2004

•                  66% loans, 34% lines of credit

•                  62% variable rate (prime based) and 38% fixed rate

•                  66% are 1st mortgages, 34% are 2nd mortgages

•                  Average home value of $196,049

•                  Yield 6.38%

•                  Over-30-day delinquency rate .35%

•                  Net charge-offs: 2004 = .09%, 2003 = .11%

•                  Average loan-to-value 75%

•                  Average FICO score 716

9.)                                  Commercial Lending +10%*

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Commercial Real Estate	$1,371.9	$1,622.5	$1,835.8	$1,916.7	$2,154.4
Commercial Business	$410.4	$422.4	$440.1	$427.7	$424.1

Total	$1,782	$2,045	$2,276	$2,344	$2,579

*                 Annual growth rate (‘04 vs. ‘03)

10.)                           Commercial Loans

At December 31, 2004

•                  Commercial real estate

•                  24% apartment loans

•                  21% office building loans

•                  6% hotel loans

•                  Commercial business — $424 million

•                  Yield 5.56%

•                  Over-30-day delinquency rate .02%

•                  Net charge-offs: 2004 = .03%, 2003 = .09%

•                  Approximately 98% of all commercial loans secured

•                  CRE location mix: 92% Midwest, 8% Other

11.)                           Leasing and Equipment Finance +19%*

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Leasing and Equipment Finance	$856	$957	$1,039	$1,160	$1,375

*                 Annual growth rate (‘04 vs. ‘03)

12.)                           Leasing and Equipment Finance

At December 31, 2004

•                  Equipment type

•                  32% manufacturing and construction

•                  17% specialty vehicle

•                  17% technology and data processing

•                  11% medical

•                  23% other

•                  Yield 6.89%

•                  Uninstalled backlog of $195.3 million; up $40.1 million from year-end 2003

•                  Over-30-day delinquency rate .67%

•                  Net charge-offs: 2004 = .43%, 2003 = .69%

•                  $18.8 million leveraged lease with Delta Airlines

•                  Acquired VGM Leasing, Inc., specializing in home medical equipment financing in March 2004

13.)                           Allowance for Loan & Lease Losses

	12/00		12/01		12/02		12/03		12/04
	($ millions)

Allowance for Loan & Lease Losses	$66.7		$75.0		$77.0		$76.6		$79.9
Net Charge-offs (NCO)	$3.9		$12.5		$20.0		$12.9		$9.5

As a % of Loans & Leases:
Allowance	.78%		.91%		.95%		.92%		.85%
NCO	.05%		.15%		.25%		.16%		.11%
Coverage Ratio	17.3	X	6.0	X	3.8	X	5.9	X	8.4	X

14.)                           Delinquencies (Over 30-day)*

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Delinquencies	$58.9	$46.8	$46.3	$38.7	$34.4

Delinquencies (percent)	.69%	.57%	.57%	.47%	.37%

*                 Excludes non-accrual loans and leases

15.)                           Non-Performing Assets

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Non-Accrual Loans and Leases	$35.2	$52.0	$43.6	$35.4	$46.9
Real Estate Owned	$10.9	$14.6	$26.6	$33.5	$17.2
Total	$46.1	$66.6	$70.2	$68.9	$64.1

Reserves/NAs:	189%	144%	176%	216%	170%
NPAs/Assets:	.41%	.59%	.58%	.61%	.52%

16.)                           Credit Quality

At December 31, 2004

•                  YTD 9/04 net charge-offs .10%.  Average of the Top 50 banks in the U.S. was ..71%.1

•                  For the four years, 2000 - 2003, net charge-offs to average loans and leases were .15%; TCF ranked as the 4th best* bank in the U.S.

•                  Non-performing assets to total assets .52%

•                  Over-30-day delinquency rate .37%

•                  Allowance as a multiple of annualized net charge-offs (coverage ratio), 8.4X

•                  Income before income taxes and provision for loan losses as a multiple of net charge-offs, 41.7X

1         Source: Citigate Financial Intelligence (fifty largest banks)

17.)                           Checking Accounts +6%*

	12/00	12/01	12/02	12/03	12/04
	(000s)

Supermarket Branches	414	496	549	608	652
Traditional Branches	717	753	789	836	883

Total	1,131	1,249	1,338	1,444	1,535

*      Annual growth rate (‘04 vs. ‘03)

18.)                           Banking Fees and Other Revenue1 +9%*

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$56.9	$65.6	$71.8	$81.6	$86.6
Second Quarter	$65.1	$74.7	$84.1	$92.6	$103.7
Third Quarter	$67.5	$75.1	$87.4	$93.8	$102.2
Fourth Quarter	$67.1	$77.6	$91.1	$90.0	$97.9

Total	$257	$293	$334	$358	$390

1         Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance commissions.

*      Annual growth rate (‘04 vs. ‘03)

19.)                           Retail Checking Deposits +20%*

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Supermarket Branches	$475	$591	$695	$829	$1,000
Traditional Branches	$1,535	$1,715	$1,903	$2,146	$2,565

Total	$2,010	$2,306	$2,598	$2,975	$3,565

Average Rate:	.20%	.07%	.04%	.03%	.22%

*      Annual growth rate (‘04 vs. ‘03)

20.)                           Retail Savings and Money Market Deposits

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Money Market	$794.2	$879.9	$791.3	$745.8	$590.6
Savings	$964.3	$1,113.4	$1,794.6	$1,771.1	$1,812.9

Total	$1,758	$1,993	$2,586	$2,517	$2,404

Average Rate:	2.29%	.81%	.78%	.41%	.61%

21.)                           Card Revenue +19%*

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$6.0	$8.1	$10.2	$13.2	$13.5
Second Quarter	$7.1	$9.3	$11.8	$14.8	$16.0
Third Quarter	$7.5	$10.1	$12.1	$12.9	$16.3
Fourth Quarter	$8.2	$10.1	$13.1	$12.1	$17.5

Total	$28.8	$37.6	$47.2	$53.0	$63.3

Sales Volume:	$2,025	$2,560	$3,216	$3,899	$4,735

Average off-line interchange rate:	1.53%	1.55%	1.55%	1.43%	1.40%

*      Annual growth rate (‘04 vs. ‘03)

22.)                           Card Revenue

•                  One of the  largest issuers of  Visa® Classic debit cards

•                  11.7 million transactions per month in 4Q04

•                  21% increase in sales volume¹

•                  Revenue of $17.5 million in 4Q04, an increase of 45%1

•                  Number of active accounts up 62,291, or 9%, from 4Q03

•                  14.3 transactions per month on active cards, up 10%, from 4Q03

1         4Q04 vs. 4Q03

23.)                           Small Business Checking Deposits +18%*

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Small Business Checking Deposits	$253	$313	$380	$461	$546

# of accounts	69,179	79,865	91,385	102,557	113,605

*      Annual growth rate (‘04 vs. ‘03)

24.)                           Small Business Checking Accounts

At December 31, 2004

•                  Relationship banking offering multiple product lines to business owners

•                  $546 million in 0% interest checking account deposits

•                  Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                  Other services — payroll services, merchant processing, brokerage accounts

•                  53,787 TCF Business Check CardsSM

25.)                           Total New Branches1

	Supermarket	Traditional	Total	Percent of Total
		(#)

12/98	99	6	105	33.8
12/99	133	7	140	41.4
12/00	153	10	163	46.3
12/01	174	16	190	50.7
12/02	184	28	212	53.7
12/03	186	42	228	56.9
12/04	197	61	258	60.0
2005 Plan	202	85	287	62.5

1         Branches opened since January 1, 1998

26.)                           Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital Expenditure: $209,000 Supermarket branch, $3 million Traditional branch

*      Excludes consumer lending

27.)                           New Branch¹ Total Deposits +23%*

	12/98	12/99	12/00	12/01	12/02	12/03	12/04
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225	$1,503

1         Branches opened since January 1, 1998

*      Annual growth rate (‘04 vs. ‘03)

28.)                           New Branch¹ Total Checking Accounts +16%*

	12/98	12/99	12/00	12/01	12/02	12/03	12/04
	(000s)

Checking Accounts	101	192	252	342	411	495	576

1         Branches opened since January 1, 1998

*      Annual growth rate (‘04 vs. ‘03)

29.)                           New Branch¹ Banking Fees & Other Revenue² +22%*

	1998	1999	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0	$32.2
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8	$41.4
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5	$40.9
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8	$39.3

Total	$14	$39	$61	$85	$108	$126	$154

1         Branches opened since January 1, 1998

2         Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue.

*      Annual growth rate (‘04 vs. ‘03)

30.)                           Campus Banking

At December 31, 2004

•                      Alliances with:

•                     University of Minnesota

•                     University of Michigan

•                     St. Cloud State University in MN

•                     Minnesota State University - Mankato

•                     Northern Illinois University - Dekalb

•                     Saginaw Valley State University in MI

•                     Brown College in MN

•                      Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                      86,842 total checking accounts

•                      $120.3 million in deposits

31.)                           New Products and Services

•                      TCF Premier Checking PlusSM

•                     TCF Miles PlusSM Card

•                      TCF Check CashingSM

•                      TCF Express CoinSM Service coin counters

•                      TCF Command ProtectionSM Plan

•                     Monthly payments

•                     Another source of fee revenue

•                      Medical equipment leasing

32.)                           Financial Highlights

How We Are Doing…

33.)                           Diluted EPS

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Diluted EPS	$.43	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86

34.)                           Dividend History +15%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Dividends Paid	$.15	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	[2]

Dividend payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	43%	40%	N/A

10-year compounded annual growth rate 20%

Ranks 5th of the Top 50 Banks1

*      Annual growth rate (‘04 vs. ‘03)

1         Source:  Citigate Financial Intelligence

2         Annualized, subject to Board of Directors approval

35.)                           Net Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$40.7	$48.2	$56.3	$60.1	$60.7
Second Quarter	$46.7	$52.0	$58.0	$60.3	$65.2
Third Quarter	$46.7	$52.9	$58.9	$36.0	$61.7
Fourth Quarter	$52.2	$54.2	$59.8	$59.5	$67.4

Total	$186	$207	$233	$216	$255

36.)                           Net Interest Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$106.8	$113.8	$124.5	$122.4	$118.4
Second Quarter	$110.2	$119.3	$124.3	$119.8	$122.4
Third Quarter	$110.7	$122.4	$123.8	$119.9	$124.5
Fourth Quarter	$110.8	$125.7	$126.6	$119.1	$126.5

Total	$439	$481	$499	$481	$492

Net Interest Margin:	4.35%	4.51%	4.71%	4.54%	4.54%

37.)                           Financial Highlights

($ millions, except per-share data)

	2004	2003	Change
Net interest income	$491.9	$481.1	2%
Fees & other revenue:
Banking	390.5	358.0	9
Other	77.4	72.8	6
Total fees and other revenue	467.9	430.8	9
Gains on sales of securities available for sale	22.6	32.8	(31)
Gains (losses) on termination of debt	—	(44.3)	100
Total non-interest income	490.5	419.3	17
Total revenue	982.4	900.4	9
Provision for credit losses	10.9	12.5	(13)
Non-interest expense	586.9	560.1	5
Net income	$255.0	$215.9	18

Diluted EPS	$1.86	$1.53	22
ROA	2.15%	1.85%	30	bps
ROE	27.02%	23.05%	397	bps

38.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2004
	Balance	Income	%
Commercial Lending	$2,441	$29,592	11%
Consumer Lending	4,262	62,608	25
Leasing and Equipment Finance	1,286	35,872	14
Total Power Assets®	$7,989	128,072	50

Traditional Branches (182)	$6,152	73,135	29
Supermarket Branches (248)	1,624	33,601	13
Total Power Liabilities®	$7,776	106,736	42
Total Power Assets & Liabilities		234,808	92
Equity		22,221	9
Total Power Businesses		257,029	101
Treasury Services and Other		(2,036)	(1)
Net Income		$254,993	100%

39.)                           Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Adjusted Gap	$(215)	$242	$1,110	$161	$585

Adjusted Gap as a % of Total Assets	(1.9)%	2.1%	9.1%	1.4%	4.7%

40.)                           Securities Available for Sale and Residential Portfolios

Ending Balance	12/00	12/01	12/02	12/03	12/04
	($ millions)

Securities available for sale portfolio*	$1,419	$1,575	$2,355	$1,524	$1,622
Residential portfolio	3,674	2,733	1,800	1,213	1,014
Total	$5,093	$4,308	$4,155	$2,737	$2,636

Rate:	7.05%	6.76%	6.25%	5.55%	5.29%

*                 Based on historical amortized cost

41.)                           TCF vs. Top 50 Banks* - Return on Assets

Quarter Ended September 30, 2004

U S BANCORP	USB	2.21%
MELLON FINANCIAL CORP	MEL	2.16%
TCF FINANCIAL CORP	TCB	2.06%
FIFTH THIRD BANCORP	FITB	1.95%
BB&T CORP	BBT	1.85%
SYNOVUS FINANCIAL CP	SNV	1.82%
NATIONAL CITY CORP	NCC	1.76%
NORTH FORK BANCORPORATION	NFB	1.75%
WELLS FARGO & CO	WFC	1.66%
MARSHALL & ILSLEY CORP	MI	1.63%
FIRST HORIZON NATL CORP	FHN	1.63%
MERCANTILE BANKSHARES CORP	MRBK	1.62%
ASSOCIATED BANC CORP	ASBC	1.60%
CITY NATIONAL CORP	CYN	1.56%
COMERICA INC.	CMA	1.55%
CITIGROUP INC	C	1.52%
COMMERCE BANCSHARES INC	CBSH	1.51%
VALLEY NATL BANC	VLY	1.51%
CULLEN/FROST	CFR	1.50%
FULTON FINANCIAL	FULT	1.48%
UNIONBANCAL CORP	UB	1.47%
BANK OF NEW YORK CO INC	BK	1.45%
HIBERNIA CORP - CLA	HIB	1.44%
M & T BANK CORP	MTB	1.42%
SOUTHTRUST CORP	SOTR	1.40%
AMSOUTH BANCORPORATION	ASO	1.40%
PNC FINANCIAL SVCS GROUP INC	PNC	1.36%
BANK OF AMERICA CORP	BAC	1.35%
BOK FINANCIAL CORP	BOKF	1.35%
COMPASS BANCSHARES INC	CBSS	1.34%
BANKNORTH GROUP INC	BNK	1.33%
ZIONS BANCORPORATION	ZION	1.30%
REGIONS FINL CORP	RF	1.28%
SKY FINANCIAL GR	SKYF	1.26%
FIRSTMERIT CORP	FMER	1.21%
INVESTORS FINL	IFIN	1.20%
WACHOVIA CORP	WB	1.18%
HUNTINGTON BANCSHARES	HBAN	1.18%
KEYCORP	KEY	1.16%
SUNTRUST BANKS INC	STI	1.15%
POPULAR INC	BPOP	1.13%
NORTHERN TRUST CORP	NTRS	1.13%
WEBSTER FINANCIAL CORP	WBS	1.13%
SOUTH FINANCIAL	TSFG	1.06%
BANCORPSOUTH INC	BXS	1.04%
COMMERCE BANCORP INC/NJ	CBH	1.02%
COLONIAL BANCGROUP	CNB	1.02%
STATE STREET CORP	STT	.73%
J P MORGAN CHASE & CO	JPM	.58%
FIRST CITIZENS	FCNCA	.52%

AVERAGE		1.40%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/04

Source: Citigate Financial Intelligence

42.)                           TCF vs. Top 50 Banks* - Return on Equity

Quarter Ended September 30, 2004

BB&T CORP	BBT	28.50%
TCF FINANCIAL CORP	TCB	25.96%
FIRST HORIZON NATL CORP	FHN	23.70%
VALLEY NATL BANC	VLY	23.65%
U S BANCORP	USB	21.90%
CITIGROUP INC	C	21.23%
FIFTH THIRD BANCORP	FITB	21.10%
NORTH FORK BANCORPORATION	NFB	19.66%
WELLS FARGO & CO	WFC	19.34%
COMPASS BANCSHARES INC	CBSS	19.06%
NATIONAL CITY CORP	NCC	19.01%
COMMERCE BANCORP INC/NJ	CBH	18.97%
MELLON FINANCIAL CORP	MEL	18.90%
CULLEN/FROST	CFR	18.45%
ASSOCIATED BANC CORP	ASBC	17.76%
MARSHALL & ILSLEY CORP	MI	17.58%
SYNOVUS FINANCIAL CP	SNV	17.00%
CITY NATIONAL CORP	CYN	16.80%
SOUTHTRUST CORP	SOTR	16.42%
HIBERNIA CORP - CLA	HIB	16.40%
POPULAR INC	BPOP	16.22%
UNIONBANCAL CORP	UB	16.04%
BANK OF NEW YORK CO INC	BK	15.90%
COMERICA INC.	CMA	15.68%
BANK OF AMERICA CORP	BAC	15.56%
WACHOVIA CORP	WB	15.52%
HUNTINGTON BANCSHARES	HBAN	15.40%
ZIONS BANCORPORATION	ZION	15.23%
COMMERCE BANCSHARES INC	CBSH	14.91%
SUNTRUST BANKS INC	STI	14.68%
BOK FINANCIAL CORP	BOKF	14.67%
KEYCORP	KEY	14.62%
PNC FINANCIAL SVCS GROUP INC	PNC	14.42%
NORTHERN TRUST CORP	NTRS	14.40%
AMSOUTH BANCORPORATION	ASO	14.20%
FULTON FINANCIAL	FULT	14.12%
COLONIAL BANCGROUP	CNB	13.74%
WEBSTER FINANCIAL CORP	WBS	13.25%
BANKNORTH GROUP INC	BNK	13.24%
SKY FINANCIAL GR	SKYF	13.21%
M & T BANK CORP	MTB	13.02%
FIRSTMERIT CORP	FMER	12.78%
BANCORPSOUTH INC	BXS	12.77%
MERCANTILE BANKSHARES CORP	MRBK	12.13%
REGIONS FINL CORP	RF	12.08%
STATE STREET CORP	STT	11.70%
SOUTH FINANCIAL	TSFG	11.26%
INVESTORS FINL	IFIN	8.80%
J P MORGAN CHASE & CO	JPM	7.50%
FIRST CITIZENS	FCNCA	6.38%

AVERAGE		16.10%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/04

Source: Citigate Financial Intelligence

43.)                           TCF vs. Top 50 Banks* - Net Charge-Offs

Nine Months Ended September 30, 2004

MERCANTILE BANKSHARES CORP	MRBK	.02%
NORTHERN TRUST CORP	NTRS	.02%
BANK OF HAWAII	BOH	.02%
FULTON FINANCIAL	FULT	.05%
INTL BANCSHARES	IBOC	.06%
MARSHALL & ILSLEY CORP	MI	.08%
VALLEY NATL BANC	VLY	.08%
CITY NATL CORP	CYN	.09%
TCF FINANCIAL CORP	TCB	.10%
WEBSTER FINANCIAL CORP	WBS	.10%
NORTH FORK BANCORPORATION	NFB	.13%
WACHOVIA CORP	WB	.15%
UNIONBANCAL CORP	UB	.15%
ASSOCIATED BANC CORP	ASBC	.17%
ZIONS BANCORPORATION	ZION	.18%
COMMERCE BANCORP INC/NJ	CBH	.19%
M & T BANK CORP	MTB	.20%
BANKNORTH GROUP INC	BNK	.20%
WILMINGTON TRUST	WL	.21%
SYNOVUS FINANCIAL CP	SNV	.22%
COLONIAL BANCGROUP	CNB	.22%
SUNTRUST BANKS INC	STI	.24%
CULLEN/FROST	CFR	.25%
REGIONS FINL CORP	RF	.25%
BANK OF NEW YORK CO INC	BK	.26%
FIRST CITIZENS	FCNCA	.26%
BOK FINANCIAL CORP	BOKF	.27%
FIRST TENNESSEE NATL CORP	FHN	.28%
SOUTHTRUST CORP	SOTR	.29%
BANCORPSOUTH INC	BXS	.30%
HIBERNIA CORP	HIB	.33%
SKY FINANCIAL GR	SKYF	.34%
PNC FINANCIAL SVCS GROUP INC	PNC	.35%
HUNTINGTON BANCSHARES	HBAN	.35%
BB&T CORP	BBT	.36%
AMSOUTH BANCORPORATION	ASO	.36%
NATIONAL CITY CORP	NCC	.37%
COMMERCE BANCSHARES INC (KC)	CBSH	.41%
SOUTH FINANCIAL	TSFG	.41%
FIFTH THIRD BANCORP	FITB	.45%
COMPASS BANCSHARES INC	CBSS	.49%
COMERICA INC.	CMA	.53%
WELLS FARGO & CO	WFC	.60%
KEYCORP	KEY	.63%
POPULAR INC	BPOP	.64%
U S BANCORP	USB	.66%
BANK OF AMERICA CORP	BAC	.68%
J P MORGAN CHASE & CO	JPM	.75%
FIRSTMERIT CORP	FMER	.88%
CITIGROUP INC	C	1.74%

WEIGHTED AVERAGE		.71%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/04

Source: Citigate Financial Intelligence

44.)                           TCF vs. Top 50 Banks* - Loan Loss Coverage

Nine Months Ended September 30, 2004

(Multiple)

MERCANTILE BANKSHARES CORP	MRBK	108.4X
BANK OF HAWAII	BOH	100.6X
NORTHERN TRUST CORP	NTRS	50.1X
INTL BANCSHARES	IBOC	34.5X
FULTON FINANCIAL	FULT	24.6X
CITY NATL CORP	CYN	19.7X
MARSHALL & ILSLEY CORP	MI	16.1X
WEBSTER FINANCIAL CORP	WBS	14.7X
VALLEY NATL BANC	VLY	11.9X
UNIONBANCAL CORP	UB	11.7X
ASSOCIATED BANC CORP	ASBC	9.6X
WACHOVIA CORP	WB	9.4X
TCF FINANCIAL CORP	TCB	9.4X
M & T BANK CORP	MTB	8.7X
COMMERCE BANCORP INC/NJ	CBH	8.6X
NORTH FORK BANCORPORATION	NFB	7.6X
ZIONS BANCORPORATION	ZION	7.2X
BANKNORTH GROUP INC	BNK	7.0X
SYNOVUS FINANCIAL CP	SNV	6.8X
REGIONS FINL CORP	RF	6.8X
WILMINGTON TRUST	WL	6.7X
CULLEN/FROST	CFR	6.5X
BANK OF NEW YORK CO INC	BK	6.4X
BOK FINANCIAL CORP	BOKF	6.2X
FIRST CITIZENS	FCNCA	5.6X
COLONIAL BANCGROUP	CNB	5.5X
HIBERNIA CORP	HIB	5.0X
SOUTHTRUST CORP	SOTR	4.9X
BANCORPSOUTH INC	BXS	4.7X
SUNTRUST BANKS INC	STI	4.5X
SKY FINANCIAL GR	SKYF	4.4X
PNC FINANCIAL SVCS GROUP INC	PNC	4.3X
NATIONAL CITY CORP	NCC	4.0X
COMMERCE BANCSHARES INC (KC)	CBSH	4.0X
FIRST TENNESSEE NATL CORP	FHN	3.9X
HUNTINGTON BANCSHARES	HBAN	3.7X
BB&T CORP	BBT	3.6X
COMERICA INC.	CMA	3.4X
AMSOUTH BANCORPORATION	ASO	3.4X
SOUTH FINANCIAL	TSFG	3.4X
J P MORGAN CHASE & CO	JPM	3.3X
KEYCORP	KEY	3.2X
FIFTH THIRD BANCORP	FITB	3.2X
COMPASS BANCSHARES INC	CBSS	2.9X
BANK OF AMERICA CORP	BAC	2.9X
POPULAR INC	BPOP	2.8X
U S BANCORP	USB	2.7X
WELLS FARGO & CO	WFC	2.4X
FIRSTMERIT CORP	FMER	1.9X
CITIGROUP INC	C	1.4X

WEIGHTED AVERAGE		2.6X

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/04

Source: Citigate Financial Intelligence

45.)                           TCF vs. Top 50 Banks* - Net Interest Margin

Quarter Ended September 30, 2004

WELLS FARGO & CO	WFC	4.89%
TCF FINANCIAL CORP	TCB	4.56%
CITY NATIONAL CORP	CYN	4.46%
U S BANCORP	USB	4.42%
MERCANTILE BANKSHARES CORP	MRBK	4.31%
COMMERCE BANCORP INC/NJ	CBH	4.29%
ZIONS BANCORPORATION	ZION	4.25%
SYNOVUS FINANCIAL CP	SNV	4.25%
NORTH FORK BANCORPORATION	NFB	4.23%
UNIONBANCAL CORP	UB	4.22%
CULLEN/FROST	CFR	4.09%
BB&T CORP	BBT	4.07%
NATIONAL CITY CORP	NCC	4.04%
VALLEY NATL BANC	VLY	3.94%
HIBERNIA CORP - CLA	HIB	3.90%
FULTON FINANCIAL	FULT	3.88%
COMERICA INC.	CMA	3.86%
M & T BANK CORP	MTB	3.85%
CITIGROUP INC	C	3.82%
COMMERCE BANCSHARES INC	CBSH	3.82%
ASSOCIATED BANC CORP	ASBC	3.76%
REGIONS FINL CORP	RF	3.71%
FIRSTMERIT CORP	FMER	3.71%
SKY FINANCIAL GR	SKYF	3.69%
BANKNORTH GROUP INC	BNK	3.68%
COLONIAL BANCGROUP	CNB	3.64%
KEYCORP	KEY	3.61%
POPULAR INC	BPOP	3.61%
FIRST HORIZON NATL CORP	FHN	3.60%
BOK FINANCIAL CORP	BOKF	3.50%
BANCORPSOUTH INC	BXS	3.48%
AMSOUTH BANCORPORATION	ASO	3.44%
SOUTHTRUST CORP	SOTR	3.43%
FIFTH THIRD BANCORP	FITB	3.42%
MARSHALL & ILSLEY CORP	MI	3.42%
FIRST CITIZENS	FCNCA	3.38%
WACHOVIA CORP	WB	3.36%
SOUTH FINANCIAL	TSFG	3.36%
HUNTINGTON BANCSHARES	HBAN	3.30%
BANK OF AMERICA CORP	BAC	3.28%
PNC FINANCIAL SVCS GROUP INC	PNC	3.19%
COMPASS BANCSHARES INC	CBSS	3.19%
SUNTRUST BANKS INC	STI	3.11%
WEBSTER FINANCIAL CORP	WBS	3.06%
BANK OF NEW YORK CO INC	BK	2.82%
MELLON FINANCIAL CORP	MEL	2.03%
INVESTORS FINL	IFIN	1.94%
J P MORGAN CHASE & CO	JPM	1.87%
NORTHERN TRUST CORP	NTRS	1.66%
STATE STREET CORP	STT	—%

AVERAGE		3.53%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/04

Source: Citigate Financial Intelligence

46.)                           TCF vs. Top 50 Banks* - Price/Est. Forward EPS

Quarter Ended September 30, 2004

(Multiple)

INVESTORS FINL	IFIN	18.94X
SYNOVUS FINANCIAL CP	SNV	16.09X
FIRSTMERIT CORP	FMER	16.08X
NORTHERN TRUST CORP	NTRS	15.91X
FULTON FINANCIAL	FULT	15.30X
STATE STREET CORP	STT	15.27X
CULLEN/FROST	CFR	15.24X
VALLEY NATL BANC	VLY	15.06X
TCF FINANCIAL CORP	TCB	14.67X
MERCANTILE BANKSHARES CORP	MRBK	14.61X
COMMERCE BANCORP INC/NJ	CBH	14.55X
BOK FINANCIAL CORP	BOKF	14.50X
BANCORPSOUTH INC	BXS	14.49X
CITY NATIONAL CORP	CYN	14.23X
FIFTH THIRD BANCORP	FITB	14.17X
M & T BANK CORP	MTB	14.10X
COMMERCE BANCSHARES INC	CBSH	14.04X
COLONIAL BANCGROUP	CNB	13.91X
MELLON FINANCIAL CORP	MEL	13.90X
BANK OF NEW YORK CO INC	BK	13.85X
BANKNORTH GROUP INC	BNK	13.70X
COMPASS BANCSHARES INC	CBSS	13.54X
ASSOCIATED BANC CORP	ASBC	13.36X
MARSHALL & ILSLEY CORP	MI	13.35X
HUNTINGTON BANCSHARES	HBAN	13.31X
COMERICA INC.	CMA	12.94X
POPULAR INC	BPOP	12.92X
WELLS FARGO & CO	WFC	12.90X
SOUTH FINANCIAL	TSFG	12.87X
HIBERNIA CORP -CL A	HIB	12.74X
SKY FINANCIAL GR	SKYF	12.61X
SUNTRUST BANKS INC	STI	12.61X
REGIONS FINL CORP	RF	12.61X
BB&T CORP	BBT	12.40X
PNC FINANCIAL SVCS GROUP INC	PNC	12.33X
ZIONS BANCORPORATION	ZION	12.29X
KEYCORP	KEY	12.23X
UNIONBANCAL CORP	UB	12.23X
WEBSTER FINANCIAL CORP	WBS	12.08X
AMSOUTH BANCORPORATION	ASO	12.04X
U S BANCORP	USB	11.80X
J P MORGAN CHASE & CO	JPM	11.77X
NATIONAL CITY CORP	NCC	11.76X
FIRST HORIZON NATL CORP	FHN	11.53X
WACHOVIA CORP	WB	11.18X
BANK OF AMERICA CORP	BAC	10.76X
CITIGROUP INC	C	10.16X
NORTH FORK BANCORPORATION	NFB	8.37X

AVERAGE		13.36X

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/04

Source: Citigate Financial Intelligence

47.)                           Total Market Returns*

At December 31, 2004

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	28.45%	13.17%	24.13%	23.02%
S&P MidCap Index	16.48%	10.54%	9.54%	16.10%
S&P Bank Composite	10.88%	9.37%	7.94%	14.31%
Dow Jones Industrial	5.34%	4.71%	.66%	13.11%
S&P 500 Index	10.88%	3.59%	(2.30)%	12.07%
US Bancorp	10.38%	19.03%	12.25%	26.34%
Wells Fargo & Company	8.88%	15.81%	11.75%	21.09%
Fifth Third Bancorp	(18.04)%	(6.51)%	1.07%	19.46%

*                 Assumes dividend reinvestment

Source: RBC Capital Markets

48.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and  forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting policies and guidelines, or monetary, fiscal or tax policies of the federal or state governments; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or a bankruptcy filing by Delta Airlines, the lessee under a leveraged lease in which TCF holds an equity interest; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

49.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-93	$4.25	$.09
Dec-94	$5.16	$.13
Dec-95	$8.28	$.15
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Dec-04	$32.14	$.75

50.)                           Appendix

51.)                           Risk-Based Capital

	12/00	12/01	12/02	12/03	12/04
	($ millions)

Actual	$826	$834	$851	$842	$959
Minimum Requirement	$570	$593	$622	$628	$705
Well Capitalized Requirement	$712	$741	$777	$785	$881

Tier 1:	10.66%	10.24%	9.96%	9.75%	9.12%
Total:	11.59%	11.26%	10.95%	10.73%	10.88%
Excess:	$113.5	$93.2	$73.6	$57.4	$77.4

52.)                           Leasing and Equipment Finance

Power Assets®

($ 000s)

	12/31/2004	12/31/2003	Change
Manufacturing	$251,157	$198,321	$52,836
Specialty vehicles	236,582	225,073	11,509
Technology and data processing	229,160	249,515	(20,355)
Construction	182,612	133,104	49,508
Medical	157,745	33,462	124,283
Trucks and trailers	74,870	89,262	(14,392)
Furniture and fixtures	51,192	54,052	(2,860)
Printing	45,394	38,977	6,417
Material handling	33,810	27,111	6,699
Aircraft	22,556	23,965	(1,409)
Other	90,294	87,555	2,739
Total	$1,375,372	$1,160,397	$214,975

53.)                           Leasing and Equipment Finance

Summary of Operations

($ 000s)

Year-Ended December 31:	2004	2003	Change
Net interest income	$55,699	$45,358	$10,341
Provision for credit losses	6,806	8,171	(1,365)
Non-interest income	50,697	51,088	(391)
Non-interest expense	43,718	41,977	1,741
Pre-tax income	55,872	46,298	9,574
Income tax expense	20,000	17,031	2,969
Net Income	$35,872	$29,267	$6,605

ROA	2.66%	2.56%

54.)                           Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a Percentage of Portfolio at:	12/31/2004	12/31/2003
Middle market	.51%	.88%
Winthrop	1.10	1.14
Wholesale	.10	.29
Small ticket	.75	.56
Leveraged leases	—	—
Subtotal	.61	.81
Truck and trailer	3.95	3.66
Total	.67	.93

55.)                           Net Charge-offs by Business Line

($ 000s)	2000	2001	2002	2003	2004

Consumer	.12%	.13%	.15%	.10%	.08%
Commercial real estate	(.02)	—	.12	.07	.02
Commercial business	(.15)	.06	1.35	.18	.04
Leasing and equipment finance	.33	1.00	.80	.69	.43
Residential real estate	—	—	—	.01	.01
Total	.05	.15	.25	.16	.11

*                 Annualized

56.)                           Return to Shareholders¹ +23%*

	Index Value
Period Ending	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
	($)

TCF Financial Corporation	$100.00	$164.64	$220.57	$350.75	$255.46	$269.92	$498.16	$549.21	$512.34	$619.83	$797.07
S&P 500	$100.00	$137.59	$169.50	$226.20	$291.84	$352.96	$321.90	$283.86	$221.09	$284.57	$315.79
SNL All Bank & Thrift Index	$100.00	$155.68	$215.79	$331.26	$351.63	$336.40	$406.38	$412.38	$387.49	$525.33	$588.28

¹                    Assumes $100 invested December 31, 1994 with dividends reinvested

*                 Annualized return since 12/31/94

Source: SNL Securities LC

57.)                           Reconciliation of GAAP to Non-GAAP Measures¹

For the Year-Ended December 31, 2004

Computation of Return on Equity (ROE):
Net income, as reported	$254,993

Average stockholders’ equity, as reported	$943,780

Return on equity	27.02%

Computation of Return on Tangible Equity (ROTE):
Net income	$254,993
Amortization of depost based intangibles, net of any related tax effect	1,068

Net income, adjusted	$256,061

Average Stockholders’ equity	$943,780
Average goodwill	(151,126)
Average deposit base intangible	(5,070)

Average tangible equity	$787,584

Return on tangible equity (ROTE)	32.51%

1                    In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet. This allows management to review core operating results and core capital position of the Company. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calcuation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.